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EXHIBIT 99.1


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, Tony Tong, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Pacifinet, Inc. for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Pacificnet, Inc.


        I, Wang Shao Jian, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Pacifinet, Inc. for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Pacifinet, Inc.



                                        By: /s/ Tony Tong
                                            ------------------------------------
                                            Tony Tong
                                            Chairman and Chief Executive Officer



                                        By: /s/ Wang Shao Jian
                                            ------------------------------------
                                            Wang Shao Jian
                                            Chief Financial Officer